SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                      September 7, 2005 (September 2, 2005)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



         Delaware                       0-15905                    73-1268729
(State of Incorporation)       (Commission file Number)         (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

         On September 2, 2005, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting that it expects to receive a payment of approximately $1.3 million, subject to certain adjustments, for estimated past production from a reversionary after-payout interest in High Island Block 37.

         A copy of the press release is filed as exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued September 2, 2005.


SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   September 7, 2005.

                                                     BLUE DOLPHIN ENERGY COMPANY


                                                      /s/ Gregory W. Starks
                                                     ---------------------------
                                                     By: Gregory W. Starks
                                                     Treasurer

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

99.1              Press Release issued September 2, 2005.